POWER OF ATTORNEY
For Executing Forms 3, 4 and 5


	KNOW ALL BY THESE PRESENTS, that the
undersigned hereby constitutes
and appoints each of Sheldon I. Cammaker, Maxine L. Mauricio, Frank T. MacInnis,
Mark A. Pompa, and R. Kevin Matz, signing singly, as a true and lawful attorney-in-fact for the undersigned and until such authority is specifically revoked to:

(1) execute for and on behalf of the undersigned
Forms 3, 4 and 5, or other comparable or replacement Forms, in accordance with
Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;

(2) perform any and all acts for and on
behalf of the undersigned which may be
necessary or desirable to complete
the execution of any such Form 3,
4 or 5, or amendments thereto, or other
comparable or replacement
Forms under Section 16(a), and the
timely filing of such Form with the
United States Securities and Exchange
Commission and any other
required authority; and

(3) take any other action of any type
whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this instrument shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

	The undersigned hereby grants to each
such attorney-in-fact full power and
authority to perform all and every act
and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or any substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the
foregoing attorneys-in-fact, in
serving in such capacity at the
request of the undersigned, are
not assuming any of the undersigned's
responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of this 4th day of December, 2008.



							________/s/ David H. Laidley_____
								        Signature

							________David H. Laidley________
								      Print Name

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